FORM N-SAR EXHIBIT 77.O:
TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3


Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Barclays Capital, Citigroup Global
Markets Inc., Goldman Sachs & Co., JP Morgan Securities, Deutsche Bank
Securities Inc., SunTrust Robinson Humphrey
Name of Issuer:					Iasis Healthcare/Cap CRP
Title of Security:				IAS83/8 05/15/19
Date of First Offering:				4/27/2011
Dollar Amount Purchased:			757,722
Number of Shares or Par Value of Bonds
Purchased:						763,240
Price Per Unit:					99.277
Resolution Approved:  				Approved at the August 18, 2011 Board
							Meeting*

Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Goldman Sachs & Co., JP Morgan
Securities, Wells Fargo Securities LLC
Name of Issuer:					Radioshack Corp.
Title of Security:				RSH6 3/4 05/15/19
Date of First Offering:				4/28/2011
Dollar Amount Purchased:			684,714.60
Number of Shares or Par Value of Bonds
Purchased:						690,000
Price Per Unit:					99.234
Resolution Approved:  				Approved at the August 18, 2011 Board
							Meeting*

Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	JP Morgan Securities
Name of Issuer:					NRG Energy Inc.
Title of Security:				NRG7 5/8 01/15/18
Date of First Offering:				5/10/2011
Dollar Amount Purchased:			4,366,000
Number of Shares or Par Value of Bonds
Purchased:						4,366,000
Price Per Unit:					100.00
Resolution Approved:  				Approved at the August 18, 2011 Board
							Meeting*

Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:	Goldman Sachs & Co., Bank of America
Merrill Lynch, Deutsche Bank Securities Inc.
Name of Issuer:					Cricket Communications I
Title of Security:				LEAP 7 3/4 10/20
Date of First Offering:				5/18/2011
Dollar Amount Purchased:			243,039
Number of Shares or Par Value of Bonds
Purchased:						245,016
Price Per Unit:					99.193
Resolution Approved:  				Approved at the August 18, 2011 Board
							Meeting*

Name of Underwriter or Dealer Purchased From:	Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Citigroup Global Markets Inc., Goldman
Sachs & Co., Morgan Stanley
Name of Issuer:					Chrysler GP/CG Co-Issuer
Title of Security:				CHRYGR8 1/4 06/21
Date of First Offering:				5/19/2011
Dollar Amount Purchased:			4,670,000
Number of Shares or Par Value of Bonds
Purchased:						4,670,000
Price Per Unit:					100.00
Resolution Approved:  				Approved at the August 18, 2011 Board
							Meeting*

Name of Underwriter or Dealer Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch,
Deutsche Bank Securities Inc., Goldman Sachs & Co., JP Morgan Securities,
Macquaire Capital USA Inc., Morgan Stanley, RBC Capital Markets, UBS Securities
Name of Issuer:					Intl. Lease Finance Corp.
Title of Security:				AIG6 1/4 05/15/19
Date of First Offering:				5/19/2011
Dollar Amount Purchased:			825,000
Number of Shares or Par Value of Bonds
Purchased:						825,000
Price Per Unit:					100.00
Resolution Approved:  				Approved at the August 18, 2011 Board
							Meeting*

Name of Underwriter or Dealer Purchased From:	Credit Suisse First Boston
Names of Underwriting Syndicate Members:	Barclays Capital, Credit Suisse,
Goldman Sachs & Co., Morgan Stanley, KKR Capital Markets LLC
Name of Issuer:					Academy Ltd./Academy Fina
Title of Security:				ACASPO9 1/4 19-17
Date of First Offering:				7/25/2011
Dollar Amount Purchased:			170,000
Number of Shares or Par Value of Bonds
Purchased:						170,000
Price Per Unit:					100.00
Resolution Approved:  				Expected to be approved at the
							December 15, 2011 Board Meeting**

Name of Underwriter or Dealer Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:	Deutsche Bank Securities Inc., Goldman
Sachs & Co., Morgan Stanley, RBC Capital Markets, Wells Fargo Securities LLC,
Credit Agricole Corp. and Inv. Bank/Credit Suisse, Mizuho Securities USA Inc.,
SunTrust Robinson Humphrey
Name of Issuer:					HCA Inc.
Title of Security:				HCA 8 10/01/18
Date of First Offering:				9/27/11
Dollar Amount Purchased:			3,850,000
Number of Shares or Par Value of Bonds
 Purchased:						3,850,000
Price Per Unit:					100.00
Resolution Approved:  				Expected to be approved at the
							December 15, 2011 Board Meeting**




*	Resolution adopted at the Meeting of the Board of Trustees on August 18,
2011:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees all purchases made during the calendar quarter ended June 30, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


**	Resolution expected to be adopted at the Meeting of the Board of Trustees on December 15, 2011:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees all purchases made during the calendar quarter ended September 30, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.